Exhibit 99.2

1 Accolade Announces Acquisition of PlushCare

2 This presentation contains “forward-looking statements” –that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such ‘‘anticipate,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ “guidance,” ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ or ‘‘would’’ or similar expressions. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include , among others, the following: (i) risks associated with (a) the possibility that the closing conditions to the transaction with PlushCare, Inc. may not be satisfied or waived in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant a regulatory approval, (b) the failure to complete or receive the anticipated benefits from the transaction, including due to Accolade’s inability to successfully integrate PlushCare, Inc. into its business, (c) diverting management attention from ongoing business operations, (d) the commencement or outcome of any legal proceedings that may be instituted against us or PlushCare, Inc. in connection with the proposed transaction and (f) the effects of the transaction on the combined business, including on operating costs, customer loss and business disruption; (ii) changes in laws and regulations applicable to our or PlushCare, Inc.’s business model; (iii) changes in market or industry conditions, regulatory environment and receptivity to our or PlushCare, Inc.’s technology and services; (iv) results of litigation or a security incident; (v) the loss of one or more of our or PlushCare, Inc.’s key customers or partners, including status as an in-network provider; (vi) the impact of COVID-19 on our or PlushCare, Inc.’s business and results of operation; (vii) changes to our or PlushCare, Inc.’s abilities to recruit and retain qualified team members; and the risks described in the other filings Accolade makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Accolade’s Final Prospectuses, dated October 21, 2020 and April 5, 2021, and its quarterly reports filed on Form 10-Q, which should be read in conjunction with its financial results and forward-looking statements. All forward-looking statements in these materials or any exhibit hereto are based on information available to Accolade as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Today’s Presenters Rajeev Singh Chief Executive Officer Accolade Steve Barnes Chief Financial Officer Accolade Ryan McQuaid Chief Executive Officer PlushCare 3

Integrating expert healthcare resources into a single solution that simplifies the care journey and empowers people to make the best decisions for their health and well-being. 4

5 Our vision is every person living their healthiest life 5

Trust in the US healthcare system has dropped over time 1977 74% 2018 36% Source: Gallup 6

7 “Compared to the matched multi-employer controls in 2018 and 2019, all six of Accolade’s customers experienced reductions in cost levels and lower year-over-year trends compared to market.” 7

Delivering Medical Certainty and Driving Savings

Accolade Creates Impact Across the Entire Consumer Journey

Benefits Education, Utilization and Engagement

Provider Selection, Care Delivery and Support



Annual Open Enrollment
Research plan options
Assess financial implications, make decisions
Enroll in plan
Receive benefit card
Review health benefits
Understand benefits
Manage Rx
Enroll in point solutions
Research symptoms
Search providers
Consider provider quality
Assess provider cost
Consider telehealth
Evaluate options
Schedule appointment.
Prep for visit
Verify benefits
Comply with pre-auth requirements
Seek expert medical opinion
Adhere to care plan
Visit pharmacy
Engage PCP
Visit specialist
Address medical bills and ongoing treatment costs
Engage in care management

8

Accolade

Delivering Medical Certainty and Driving Savings Accolade Creates Impact Across the Entire Consumer Journey Frontline Care Teams + Primary Care + Engagement Platform 9

Simplify The Journey Leading longitudinal relationships & trust Expert medical opinions degree view of member health Full view of member benefits Intelligent provider matching and referrals Advanced risk stratification & predictive care signals Comprehensive care team Collaboration with brick-and-mortar providers Higher engagement, better care, greater cost savings 10

Continuing the mission to reinvent healthcare

Addition of PlushCare's leading virtual primary care physicians and mental health experts will create a best-in-class care team available to help employees and their families access and navigate healthcare.

Accolade

- Leader in **personalized health and benefits**
- Relationship-based clinical model that persists **throughout care journeys**
- Expanding platform of clinical programs that improve clinical outcomes and lower costs
- **>9 million members**
- **>400 customers**
- **4%-10% employer savings** on HC spend

PlushCare

- Leader in **virtual primary care**
- **Purpose-built, modern technology stack** with primary care physician at center
- Outstanding **customer satisfaction** (90+ NPS)
- **Mental health** embedded with primary care
- Focus on **physician quality** – Top 50 medical schools and 15+ years of experience
- Management team that **shares Accolade's vision and values**

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Accolade

Our mission is to help people live healthier, happier and longer lives. © 2021 PlushCare. All Rights Reserved

About PlushCare Pioneering virtual primary care since 2014 Based in San Francisco, CA Operate in all 50 states Largest true virtual primary care group in US © 2021 PlushCare. All Rights Reserved

Primary care is powerful Influential > 80% of healthcare spend is driven by physicians Lower cost People with a PCP cost 33% less than those that only see specialists Better outcomes PCP relationships improve use of preventive services, management of chronic illness, and satisfaction with care Sources: Health Affairs, Journal of Family Practice, Journal of General Internal Medicine © 2021 PlushCare. All Rights Reserved

Top physicians, dedicated to our patients Best physicians in the country 100% of doctors are trained at the top 50 U.S. medical schools, with an average of 15 years experience Virtual care is not a side job Physicians dedicate all or a substantial portion of their time, and build real primary care relationships Focused on patients, not minutes We help physicians succeed as virtual PCPs with specialized training and value-driven compensation © 2021 PlushCare. All Rights Reserved

Patients love us 90+ Net Promoter Score 40k+ 5-star reviews “Personable, caring & genuine, I will use PlushCare again and again and highly recommend to my family, friends and colleagues” Olivia J - 48, Arizona “Dr. Rudy and Dr. Chilstrom are awesome and so caring and helpful. I feel like I get better care and advice from these two than my own PCP I have been using for years” Travis N - 51, Florida “Dr. Marks is officially my primary care physician from now on. I’ll never step foot in another office again” Amber C - 38, Ohio © 2021 PlushCare. All Rights Reserved

>60% of patients avoid high-cost ER or urgent care visits 1/3 of patients use PlushCare for ongoing chronic care 99% of prescriptions recommend generic Rx High-Value referrals to in-network, preferred specialists Our model drives value We improve access to affordable primary care, improve prevention and chronic condition management, and reduce low-value care © 2021 PlushCare. All Rights Reserved

PlushCare is primary care in the cloud

Accessible
Same day PCP appointments and 24/7 chat with care team

Longitudinal
Parity with in-person primary care (preventive, urgent, chronic)

Whole Person
Integrated physical and behavioral health

Evidence-Driven
Guideline-driven protocols for everyday and chronic care

Team-Based
Proactive engagement with continuous support

Coordinated
Referrals to preferred specialists and digital care partners

Connected
Labs, pharmacies, and biometrics

Built for Value
Focus on quality and experience instead of facilities and procedures



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© 2021 PlushCare. All Rights Reserved

Transaction Details 19

Accelerating Accolade's Clinical Innovation

Lowering Healthcare Spend

2007 - 2019

Created a Proven High Touch, High Tech Personalized Advocacy Model

2020

JANUARY
Launched Intelligent Provider Matching (MDI Acquisition)

JUNE
Launched Accolade COVID Response Care

SEPTEMBER
Launched Mental Health Integrated Care

2021

JANUARY
Added 2nd.MD Expert Medical Opinion

APRIL
Adding PlushCare


Accolade
Opening Bell
Nasdaq

IPO:
July 2020

Follow-on:
October 2020

Convert:
March 2021

Accolade

20

Expands Addressable Market Source: Company estimates and Piper Sandler Report 21

Up to $450 million Cash: $40 million Stock: $340 million in common stock Contingent consideration: Up to $70 million, subject to achievement of defined revenue milestones Estimated close date: Estimated by early June 2021 PlushCare CY 2020 revenue: $35 million (unaudited) Combined FY22 guidance will be provided with Accolade F1Q results Total Consideration: Guidance: 22

Quadruple Aim Better outcomesHigher quality Reduced costs Incredible satisfaction 23

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